                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 4, 1997



                       HEALTHCARE IMAGING SERVICES, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-19636                 22-3119929
          --------                     ---------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


               200 Schulz Drive, Red Bank, New Jersey    07701
               --------------------------------------    -----
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 224-9292


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by HealthCare Imaging Services, Inc. (the "Company") on November 19, 1997 in connection with the Company's acquisition of substantially all of the assets of M.R Radiology Imaging of Lower Manhattan, P.C., a New York professional corporation ("MRI").

a)  Financial statements of businesses acquired

    The following Audited Financial Statements of MRI are filed on the pages listed below:

    Report of Independent Auditors.........................................F-1
    Balance Sheet as of December 31, 1996..................................F-2
    Statement of Income for the year ended December 31, 1996...............F-3
    Statement of Shareholder's Equity for the year ended
      December 31, 1996....................................................F-4
    Statement of Cash Flows for the year ended December 31, 1996...........F-5
    Notes to Financial Statements..........................................F-6

    The following Unaudited Financial Statements of MRI are filed on the pages listed below:

    Balance Sheet as of September 30, 1997................................F-10
    Statement of Income for the period ended September 30, 1997...........F-11
    Statement of Shareholder's Equity for the period ended
      September 30, 1997..................................................F-12
    Statement of Cash Flows for the period ended September 30, 1997.......F-13

b)  Pro Forma financial information

    The following required pro forma financial information of the Company and MRI is filed on the pages listed below:

    Pro Forma Consolidated Condensed Balance Sheets as of
      September 30, 1997..................................................F-14
    Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1997.....................................F-16
    Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996.............................................F-17
    Notes to Pro Forma Consolidated Financial Statements..................F-17

c)  Exhibits

    23.1  Consent of David Fischer & Co., P.A.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTHCARE IMAGING SERVICES, INC.
                                            (Registrant)


Dated:  January 16, 1998                    By: /s/ Elliott H. Vernon
                                               ---------------------------
                                               Elliott H. Vernon
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                               INDEX TO EXHIBITS

Exhibit No.

   23.1       Consent of David Fischer & Co., P.A.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Shareholder of
M.R. Radiology Imaging of Lower Manhattan, P.C.
New York, New York


We have audited the accompanying balance sheet of M.R. Radiology Imaging of Lower Manhattan, P.C. as of December 31, 1996 and the related statements of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.R. Radiology Imaging of Lower Manhattan, P.C. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                            /s/ David Fischer & Co., P.A.
                                            -----------------------------------
                                            DAVID FISCHER & CO., P.A.

Morristown, New Jersey
January 7, 1998

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

BALANCE SHEET
DECEMBER 31, 1996

-------------------------------------------------------------------------------
ASSETS                                                                  1996

CURRENT ASSETS:

  Accounts receivable - Net of allowance for doubtful accounts
    of $151,000                                                      $  456,335
  Prepaid expenses and other                                             18,464
  Deferred income taxes                                                  60,000
                                                                     ----------
     Total current assets                                               534,799
                                                                     ----------
EQUIPMENT - NET                                                         470,286
                                                                     ----------
DEPOSIT                                                                   1,855
                                                                     ----------
TOTAL ASSETS                                                         $1,006,940
                                                                     ==========
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:

  Bank overdraft                                                     $      594
  Accounts payable and accrued expenses                                  40,956
  Current portion of capital lease obligation                           145,849
  Income taxes payable                                                   36,530
                                                                     ----------
     Total current liabilities                                          223,929
                                                                     ----------
NONCURRENT LIABILITIES:

  Capital lease obligation, less current portion                        271,609
  Deferred income taxes                                                  64,000
                                                                     ----------
     Total noncurrent liabilities                                       335,609
                                                                     ----------
SHAREHOLDER'S EQUITY:

  Common stock, $1.00 par value: 10,000 shares
    authorized and outstanding                                           10,000
  Retained earnings                                                     437,402
                                                                     ----------
     Total shareholder's equity                                         447,402
                                                                     ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                           $1,006,940
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------
                                                                        1996

REVENUES, NET                                                        $1,783,548
                                                                     ----------
OPERATING EXPENSES:
   Salaries - Officer                                                   523,539
   Salaries - Other                                                     391,586
   Occupancy and other operating expenses                               283,680
   Films and supplies                                                    44,893
   Equipment maintenance and repairs                                    122,546
   Consulting and marketing fees                                         18,200
   Professional fees                                                     58,567
   Depreciation and amortization                                         96,421
   Interest                                                              41,913
                                                                     ----------
                                                                      1,581,345
                                                                     ----------
INCOME BEFORE PROVISION FOR INCOME TAXES                                202,203
PROVISION FOR INCOME TAXES                                               83,000
                                                                     ----------
NET INCOME                                                           $  119,203
                                                                     ==========

   The accompanying notes are an integral part of the financial statements.

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

STATEMENT OF SHAREHOLDER'S EQUITY
YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------
                                  Common Stock                        Total
                                                     Retained     Shareholder's
                               Shares      Amount    Earnings        Equity
                              --------    --------  ----------    -------------
BALANCE, DECEMBER 31, 1995     10,000     $10,000    $305,392        $315,392

Capital contribution                                   12,807          12,807
Net income                                            119,203         119,203
                               ------     -------    --------        --------
BALANCE, DECEMBER 31, 1996     10,000     $10,000    $437,402        $447,402
                               ======     =======    ========        ========

   The accompanying notes are an integral part of the financial statements.

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

STATEMENT OF CASH FLOW
YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------
                                                                         1996
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                         $ 119,203
  Adjustments to reconcile net income to net cash provided by operating activities
     Depreciation and amortization                                      96,421
     Deferred income taxes                                              40,000
     Changes in assets and liabilities:
       Accounts receivable                                            (195,093)
       Prepaid expenses and other                                        3,626
       Accounts payable and accrued expenses                            20,619
       Income taxes payable                                             36,530
                                                                     ---------
            Net cash provided by operating activities                  121,306
                                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contribution                                                  12,807
  Payments on capital lease obligation                                (134,256)
                                                                     ---------
            Net cash used in financing activities                     (121,449)
                                                                     ---------
DECREASE IN CASH                                                          (143)
BANK OVERDRAFT:
  Beginning of the year                                                   (451)
                                                                     ---------
  End of the year                                                    $    (594)
                                                                     =========
SUPPLEMENTAL CASH FLOW DATA:
     Interest paid                                                   $  40,824
                                                                     =========
     Income taxes paid                                               $   6,470
                                                                     =========

   The accompanying notes are an integral part of the financial statements.

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------
1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS ACTIVITY - M.R. Radiology Imaging of Lower Manhattan, P.C., a New York professional corporation (the "Company") is in the business of operating a fixed-site MRI and ultrasound facility (the "Facility"), located at 45 Beekman Street in New York City.

    REVENUES - The Company provides MRI and ultrasound services to patients. Revenues are recognized at the time services are rendered.

    EQUIPMENT - Equipment, stated at cost, is depreciated on a straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the life of the lease or the useful life. The estimated useful lives are as follows:

         Office equipment                             5 years
         Medical equipment                            7 years
         Leasehold improvements                       6-8 years


    INCOME TAXES - The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

    FAIR VALUE OF FINANCIAL INSTRUMENTS - For financial instruments including cash, accounts receivable and payable and accruals, it was assumed that the carrying amount approximated fair value because of their short maturity. The fair value of the Company's capital lease obligation was estimated using discounted cash flow analysis, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements. The carrying amount and fair value for the Company's capital lease obligation was $453,377 at December 31, 1996.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    CONCENTRATION OF CREDIT RISK

    Cash

    The Company places its cash with one financial institution located in New York. On several occasions during 1996, the Company's cash balances exceeded the Federal Deposit Insurance Corporation insurance limit of

    $100,000 per financial institution. The Company has not experienced any losses in such accounts, and it believes it is not exposed to any significant credit risk on cash.

    Accounts Receivable

    The Company extends credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. Accounts receivable from patients and third-party payors, included in the Company's accounts receivable, as of December 31, 1996 were as follows:

                                                              1996
                                                              ----

         No fault insurance                                    49%
         Commercial                                            20%
         HMO                                                   15%
         Workers compensation                                  10%
         Self pay and other third-party payors                  6%
                                                              ----
                                                              100%

    The Company's accounts receivable are shown net of an allowance for doubtful accounts which consists of the Company's estimate of amounts that will not be collected from patients and other third party payors.

    LONG-LIVED ASSETS - In March 1995, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." The Company adopted this standard in 1996 without any significant impact on the Company's financial position or results of operations.

2.  EQUIPMENT

    Equipment consisted of the following:

                                                        DECEMBER 31, 1996

    Medical equipment under capital lease                    $585,903
    Office equipment                                           53,213
    Leasehold improvements                                     12,989
                                                               ------
                                                              652,105
    Less accumulated depreciation and amortization            181,819
                                                             --------
                                                             $470,286
                                                             ========

3.  CAPITAL LEASE OBLIGATION

    Future minimum lease payments under a noncancellable operating lease and the present value of future minimum capital lease payments as of December 31, 1996 consisted of the following:


    YEAR ENDING                                    CAPITAL LEASE      OPERATING
    DECEMBER 31,                                     OBLIGATION         LEASE

       1997                                           $175,078         $43,000
       1998                                            175,078          43,000
       1999                                            116,719           7,167
                                                      --------         -------
Total minimum lease payments                           466,875         $93,167
                                                                       =======
Less amounts representing interest                      49,417
                                                      --------
Present value of minimum capital lease payments        417,458
Less current portion of obligation                     145,849
                                                      --------
                                                      $271,609
                                                      ========

    Rent expense was $45,062 for 1996.


4.  INCOME TAXES

    Although the Company is organized as a sub-chapter S Corporation under Federal and State laws, the accompanying financial statements include a provision for income taxes as if the Company was a C Corporation.

    The provision for income taxes consisted of the following:


                                                       STATE AND
                                           FEDERAL       LOCAL       TOTAL
         December 31, 1996:
              Current                      $18,000      $25,000     $43,000
              Deferred                      31,000        9,000      40,000
                                           ------       -------     -------
                                           $49,000      $34,000     $83,000
                                           =======      =======     =======

    The difference between the actual income tax expense and the tax expense computed by applying the statutory Federal income tax rate to the net income before taxes is attributable to the following:


                                           Year Ended December 31,
                                           -----------------------
                                                     1996
                                                  ----------

                                            Dollars    Percentage

    Statutory Federal income tax rate       $68,749        34.0
    State and local income taxes             16,500         8.1
    Deferred state taxes                      5,940         2.9
    Other                                    (8,189)       (4.0)
                                            -------        ----
    Actual income tax expense               $83,000        41.0
                                            =======        ====


    Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of significant items comprising the Company's net deferred income taxes as of December 31, 1996 are as follows:

                                                             1996
                                                             ----
    Deferred tax asset:
      Allowance for doubtful accounts                      $ 60,000

    Deferred tax liability:
      Book over tax depreciation                            (64,000)
                                                           --------
        Net deferred income taxes                          $ (4,000)
                                                           ========

    Current tax asset                                      $ 60,000
    Non-current tax liability                               (64,000)
                                                           --------
        Net deferred income taxes                          $ (4,000)
                                                           ========

5.  SUBSEQUENT EVENT

    On November 4, 1997, the Company entered into an agreement with HealthCare Imaging Services, Inc. ("HIS") to sell substantially all of its assets, except for cash. In exchange, HIS agreed to pay the Company approximately $2,200,000 consisting of $900,000 due at closing, $300,000 in a short term note due December 31, 1997 and 1,000,000 shares of HIS common stock. In addition, HIS agreed to assume certain liabilities due under continuing contracts and operating and capital leases.

    HIS also entered into a three year consulting agreement, which is renewable for successive one year terms, which provides the Company the right to use the equipment acquired by HIS on an exclusive basis. As part of the consulting agreement, the Company engaged HIS to provide management services at a cost of 90% of gross cash receipts. The consulting agreement includes certain restrictive covenants under which the Company can operate and may be terminated for cause as defined in the consulting agreement.

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

BALANCE SHEET
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
                                                             SEPTEMBER 30, 1997
ASSETS                                                          (UNAUDITED)

CURRENT ASSETS:
         Cash and cash equivalents                               $ 23,528
         Accounts receivable - Net                                447,746
         Deferred income taxes                                     72,000
                                                                 --------
                        Total current assets                      543,274
                                                                 --------
EQUIPMENT - NET                                                   407,966
                                                                 --------
DEPOSIT                                                             1,855
                                                                 --------
TOTAL ASSETS                                                     $953,095
                                                                 ========
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
      Accounts payable and accrued expenses                      $ 10,871
      Current portion of capital lease obligation                 156,274
      Income taxes payable                                         64,530
                                                                 --------
                        Total current liabilities                 231,675
                                                                 --------
NONCURRENT LIABILITIES:
        Capital lease obligation, less current portion            140,490
        Deferred income taxes                                      73,000
                                                                 --------
                        Total noncurrent liabilities              213,490
                                                                 --------
SHAREHOLDER'S EQUITY:
         Common stock, $1.00 par value: 10,000 shares
           authorized and outstanding                              10,000
         Retained earnings                                        497,930
                                                                 --------
                        Total shareholder's equity                507,930
                                                                 --------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                       $953,095
                                                                 ========
                                      F-10

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

STATEMENT OF INCOME
PERIOD ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
                                                           SEPTEMBER 30, 1997
                                                               (UNAUDITED)

REVENUES, NET                                                   $876,974
                                                                --------
OPERATING EXPENSES:
      Salaries                                                   471,900
      Occupancy and other operating expenses                     127,620
      Films and supplies                                          14,123
      Equipment maintenance and repairs                           80,604
      Professional fees                                            9,091
      Depreciation and amortization                               62,321
      Interest                                                    25,787
                                                                --------
                                                                 791,446
                                                                --------
INCOME BEFORE PROVISION FOR INCOME TAXES                          85,528
PROVISION FOR INCOME TAXES                                        25,000
                                                                --------
NET INCOME                                                      $ 60,528
                                                                ========

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

STATEMENT OF SHAREHOLDER'S EQUITY
PERIOD ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

                                                                      Total
                                     Common Stock       Retained  Shareholder's
                                  Shares      Amount    Earnings     Equity
                                  ------      ------    --------     ------

BALANCE, DECEMBER 31, 1996        10,000     $ 10,000   $437,402    $447,402

Net income                                                60,528      60,528
                                --------     --------   --------    --------
BALANCE, SEPTEMBER 30, 1997       10,000     $ 10,000   $497,930    $507,930
                                ========     ========   ========    ========

M.R. RADIOLOGY IMAGING OF LOWER MANHATTAN, P.C.

STATEMENT OF CASH FLOW
PERIOD ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
                                                             SEPTEMBER 30, 1997
                                                                (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                    $  60,528
  Adjustments to reconcile net income to net cash
      provided by operating activities
     Depreciation and amortization                                 62,321
     Deferred income taxes                                         (3,000)
     Changes in assets and liabilities:
       Accounts receivable                                          8,589
       Prepaid expenses and other                                  18,464
       Accounts payable and accrued expenses                      (30,085)
       Income taxes payable                                        28,000
                                                                ---------
            Net cash provided by operating activities             144,817
                                                                ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Payments on capital lease obligation                           (120,695)
                                                                ---------
            Net cash used in financing activities                (120,695)
                                                                ---------
INCREASE IN CASH                                                   24,122

CASH:
  Beginning of the period                                            (594)
                                                                ---------
  End of the period                                             $  23,528
                                                                =========
SUPPLEMENTAL CASH FLOW DATA:
     Interest paid                                              $  25,204
                                                                =========
     Income taxes paid                                          $    --
                                                                =========

        Unaudited Pro Forma Consolidated Condensed Financial Statements

    The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 and unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 (collectively, the "Pro Forma Statements") are based on the historical Consolidated Financial Statements of the Company, included in the Company's Quarterly Report on Form 10-Q and the historical Financial Statements of M.R. Radiology Imaging of Lower Manhattan, P.C. included elsewhere in this report on Form 8-K/A, as adjusted to give effect to the acquisition of substantially all of the assets of M.R. Radiology Imaging of Lower Manhattan, P.C. (the "MRI Acquisition") and the related issuance of cash, common stock and a short-term promissory note (collectively, the "Transactions") using the purchase method of accounting and the assumptions and adjustments in the accompanying Notes to the Pro Forma Statements. The pro forma condensed consolidated balance sheet gives effect to the transactions as if they occurred on September 30, 1997 and the pro forma condensed consolidated statement of operations gives effect to the transactions as if they occurred on the first day of the respective periods.

    The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Statements do not purport to represent what the Company's financial position and result of operations would actually have been had the Transactions in fact occurred on such dates or to project the Company's financial position or results of operations for any future period.

    The Pro Forma Statements and the Notes thereto should be read in conjunction with the historical Consolidated Financial Statements of the Company and Notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended, the Company's Quarterly report on Form 10-Q and the historical Financial Statements of M.R. Radiology Imaging of Lower Manhattan, P.C. and Notes thereto for the year ended December 31, 1996 included elsewhere in this report on Form 8-K/A.

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS (A):


                                                               M.R. RADIOLOGY
                                                                 IMAGING OF
                                                                    LOWER
                                                    COMPANY     MANHATTAN, P.C.
                                                  HISTORICAL      HISTORICAL
                                                 SEPTEMBER 30,   SEPTEMBER 30,       PRO FORMA           PRO FORMA
                                                     1997            1997           ADJUSTMENTS        CONSOLIDATED
                                                     ----            ----           -----------        ------------
ASSETS
 CURRENT ASSETS:
   Cash and cash equivalents                     $   369,738       $ 23,528        $  (23,528)(B)       $   369,738
   Accounts receivable - net                       4,821,101        447,746                 -             5,268,847
   Prepaid expenses and other                        146,026              -                 -               146,026
   Deferred income taxes                                   -        72,000            (72,000)(B)                 -
                                                 -----------       --------        ----------           -----------
            Total current assets                   5,336,865        543,274           (95,528)            5,784,611
                                                 -----------       --------        ----------           -----------
PROPERTY, PLANT AND EQUIPMENT - Net                5,007,181        407,966                 -             5,415,147
                                                 -----------       --------        ----------           -----------
OTHER ASSETS:
   Advances to licensee                              220,998              -                 -               220,998
   Goodwill - net                                    124,925              -         1,585,039 (D)         1,709,964
   Due from officer                                  252,364              -                 -               252,364
   Other assets                                      341,169          1,855                 -               343,024
                                                 -----------       --------        ----------           -----------
            Total other assets                       939,456          1,855         1,585,039             2,526,350
                                                 -----------       --------        ----------           -----------

TOTAL ASSETS                                     $11,283,502       $953,095        $1,489,511           $13,726,108
                                                 ===========        =======        ==========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Revolving credit facility                     $   400,000       $      -        $1,203,721 (E)       $ 1,603,721
   Accounts payable and accrued expenses           1,008,819         10,871           100,000 (F)         1,119,690
   Current portion of long-term debt and capita
      lease obligations                            1,666,862        156,274                 -             1,823,136
   Income taxes payable                                6,794         64,530           (64,530)(B)             6,794
                                                 -----------       --------        ----------           -----------
            Total current liabilities              3,082,475        231,675         1,239,191             4,553,341
                                                 -----------       --------        ----------           -----------

                                                                      M.R. RADIOLOGY
                                                                        IMAGING OF
                                                                           LOWER
                                                     COMPANY          MANHATTAN, P.C.
                                                   HISTORICAL           HISTORICAL
                                                  SEPTEMBER 30,        SEPTEMBER 30,         PRO FORMA           PRO FORMA
                                                      1997                 1997             ADJUSTMENTS         CONSOLIDATED
                                                      ----                 ----             -----------         ------------
NONCURRENT LIABILITIES:
   Long-term debt and capital lease obligations      2,282,910            140,490                 --               2,423,400
   Reserve for restructuring costs                     364,501               --                   --                 364,501
   Deferred income taxes                                  --               73,000              (73,000)(B)              --
                                                  ------------       ------------         ------------          ------------

            Total noncurrent liabilities             2,647,411            213,490              (73,000)            2,787,901
                                                  ------------       ------------         ------------          ------------

MINORITY INTEREST                                      514,768               --                   --                 514,768
                                                  ------------       ------------         ------------          ------------
STOCKHOLDERS' EQUITY:
   Preferred stock                                      33,050               --                   --                  33,050
   Common stock                                         72,685             10,000              (10,000)(G)
                                                                                                10,000 (H)            82,685
   Additional paid-in capital                       11,886,563               --                821,250 (H)        12,707,813
   Accumulated deficit                              (6,925,180)           497,930             (497,930)(G)        (6,925,180)
   Unearned compensation                               (28,270)              --                   --                 (28,270)
                                                  ------------       ------------         ------------          ------------

            Total stockholders' equity               5,038,848            507,930              323,320             5,870,098
                                                  ------------       ------------         ------------          ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 11,283,502       $    953,095         $  1,489,511          $ 13,726,108
                                                  ============       ============         ============          ============

      See notes to Pro Forma Consolidated Condensed Financial Statements

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (A):

                                                                          M.R.
                                                                        RADIOLOGY
                                                                       IMAGING OF
                                                                          LOWER
                                                                       MANHATTAN,
                                                      COMPANY             P.C.
                                                    HISTORICAL         HISTORICAL
                                                   SEPTEMBER 30,      SEPTEMBER 30,         PRO FORMA             PRO FORMA
                                                        1997              1997             ADJUSTMENTS          CONSOLIDATED
                                                        ----              ----            ------------          ------------
REVENUES                                            $7,672,300          $876,974          $ (72,700)(I)          $8,461,577
                                                                                            (14,997)(J)
                                                    ----------          --------          ---------              ----------
OPERATING EXPENSES
   Salaries                                          2,045,402           471,900            (72,700)(I)           2,371,902
                                                                                            (72,700)(K)
   Other operating expenses                          2,351,991           127,620                  -               2,479,611
   Films and supplies                                  376,923            14,123                  -                 391,046
   Equipment maintenance and repairs                   463,931            80,604                  -                 544,535
   Consulting and marketing fees                       286,866                 -                  -                 286,866
   Professional fees                                   381,335             9,091             (9,091)(L)             381,335
   Depreciation and amortization                     1,085,798            62,321             79,252 (M)           1,227,371
   Interest                                            387,277            25,787             99,307 (N)             512,371
   Gain on sale of property, plant and equipment      (105,000)                -                  -                (105,000)
   Non-cash compensation charge                        370,376                 -                  -                 370,376
                                                    ----------          --------          ---------              ----------
            Total operating expenses                 7,644,899           791,446             24,068               8,460,413
                                                    ----------          --------          ---------              ----------
INCOME (LOSS) BEFORE MINORITY
   INTERESTS IN JOINT VENTURES AND
   INCOME TAXES                                         27,401            85,528           (111,765)                  1,164

MINORITY INTERESTS IN JOINT
   VENTURES                                           (331,140)                -                  -                (331,140)
                                                    ----------          --------          ---------              ----------
(LOSS) INCOME BEFORE INCOME
   TAXES                                              (303,739)           85,528           (111,765)               (329,976)

INCOME TAX PROVISION                                    32,596            25,000            (10,000)(C)              47,596
                                                    ----------          --------          ---------              ----------
NET (LOSS) INCOME                                   $ (336,335)         $ 60,528          $(101,765)             $ (377,572)
                                                    ==========          ========          =========              ==========

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                                          5,532,769                                                    6,532,769
                                                     =========                                                    =========

NET LOSS PER COMMON SHARE                               $(0.06)                                                      $(0.06)
                                                       =======                                                      =======

      See notes to Pro Forma Consolidated Condensed Financial Statements

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (A):

                                                               M.R. RADIOLOGY
                                                                 IMAGING OF
                                                                    LOWER
                                             COMPANY           MANHATTAN, P.C.
                                            HISTORICAL           HISTORICAL
                                           DECEMBER 31,         DECEMBER 31,          PRO FORMA         PRO FORMA
                                               1996                 1996             ADJUSTMENTS      CONSOLIDATED
                                               ----                 ----             ------------     ------------
REVENUES                                    $ 9,787,591          $1,783,548          $(347,451)(I)    $11,392,784
                                                                                       169,096 (J)
                                           ------------          ----------          ---------        -----------
OPERATING EXPENSES:
  Salaries                                    2,838,739             915,125           (347,451)(I)      3,230,325
                                                                                      (176,088)(K)
  Other operating expenses                    2,645,275             283,680                  -          2,928,955
  Provision/(recovery) of bad debts            (392,286)                  -                  -           (392,286)
  Films and supplies                            552,067              44,893                  -            596,960
  Equipment maintenance and repairs             645,231             122,546                  -            767,777
  Consulting and marketing fees                  72,344              18,200                  -             90,544
  Professional fees                             457,797              58,567            (58,567)(L)        457,797
  Depreciation and amortization               1,450,074              96,421            109,763 (M)      1,656,258
  Interest                                      469,133              41,913            132,409 (N)        643,455
  Non-cash compensation charge                1,445,473                   -                  -          1,445,473
                                           ------------          ----------          ---------        -----------
   Total operating expenses                  10,183,847           1,581,345           (339,934)        11,425,258
                                           ------------          ----------          ---------        -----------
(LOSS) INCOME BEFORE MINORITY
   INTERESTS IN JOINT VENTURES
   AND INCOME TAXES                            (396,256)            202,203            161,579            (32,474)
MINORITY INTERESTS IN JOINT
   VENTURES                                    (416,192)                  -                  -           (416,192)
                                           ------------          ----------          ---------        -----------
(LOSS) INCOME BEFORE INCOME TAXES              (812,448)            202,203            161,579           (448,666)
INCOME TAX PROVISION                             49,348              83,000            (58,000)(C)         74,348
                                           ------------          ----------          ---------        -----------
NET (LOSS) INCOME                          $   (861,796)         $  119,203          $ 219,579        $  (523,014)
                                           ============         ===========       ============        ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING    4,711,974                                                 5,711,974
                                              =========                                                 =========

NET LOSS PER COMMON SHARE                        $(0.18)                                                   $(0.09)
                                                 ======                                                    ======

      See notes to Pro Forma Consolidated Condensed Financial Statements

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS:

(A) The following pro forma adjustments reflect the MRI Acquisition using the purchase method of accounting. The total purchase price for the MRI Acquisition has been preliminarily allocated to tangible and identifiable intangible assets and liabilities based upon management's estimate of their respective fair market values with the excess of cost over fair value of net assets acquired allocated to goodwill. The allocation of purchase price is subject to revision when additional information concerning asset and liability valuations is obtained.

(B) Pro forma adjustment to represent excluded assets and liabilities not assumed pursuant to the asset purchase agreement of the MRI Acquisition.

(C) Pro forma adjustment to give effect to the pro forma provisions for income taxes.

(D) Pro forma adjustment to preliminary allocation of excess of purchase price over the estimated fair market value of the tangible and identifiable intangible assets and liabilities assumed.

(E) Pro forma adjustment to reflect cash and notes issued as part of the purchase price for the acquisition (cash required was borrowed under the Company's revolving credit facility):

         Cash paid to sole shareholder                   $   900,000

         Cash paid to sole shareholder-promissory note       303,721
                                                          ----------
         Borrowings against revolving credit facility     $1,203,721
                                                          ==========

(F) Pro forma adjustment to record estimated transaction costs.

(G) Pro forma adjustment to eliminate M.R. Radiology Imaging of Lower Manhattan, P.C.'s historical shareholder's equity.

(H) Pro forma adjustment to reflect the issuance of one million shares of common stock, $.01 par value per share, of the Company as part of the purchase price combination for the MRI Acquisition:

         Common stock                                    $  10,000
         Additional paid in capital                        821,250
                                                         ---------
                                                         $ 831,250
                                                         =========

(I) Pro forma adjustment to reclassify salaries to revenues to conform M.R. Radiology Imaging of Lower Manhattan, P.C.'s historical accounting and reporting policies with that of the Company.

(J) Pro forma adjustment to reflect the consulting services agreement entered into pursuant to the MRI Acquisition.

(K) Pro forma adjustment to represent the elimination of certain compensation that will no longer be made to the shareholder of M.R. Radiology Imaging of Lower Manhattan, P.C.

(L) Pro forma adjustment to eliminate professional fees that are not continued.

(M) Pro forma adjustment to represent the estimated increase in amortization expense over 15 years on a straight-line basis relating to the intangible assets acquired in the MRI Acquisition based upon the preliminary purchase price allocation.

(N) Pro forma adjustment to represent the pro forma adjustment to interest expense due to the cost of borrowing cash used by the Company to fund the MRI Acquisition at an average interest rate of 11%.